THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE
ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE
SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE. THIS NOTE IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN AGREEMENT DATED AS OF JANUARY 9, 1996 (AS AMENDED TO DATE), BETWEEN THE HOLDER AND CERTAIN OTHER HOLDERS OF THE COMPANY'S SECURITIES.

                AMENDED AND RESTATED 12% SENIOR NOTE



No. 3                                                   $329,090.72


                    MF RECEIVABLES HOLDING CORP.

promises to pay to BDC Partners I, L.P., or registered assigns, the principal sum of Three Hundred Twenty-Nine Thousand Ninety and 72/100 Dollars ($329,090.72), payable to the extent described in the Indenture referred to below.

Dated:

MF RECEIVABLES HOLDING CORP.


By:
Name:
Title:


By:
Name:
Title:

(SEAL)

Certificate of Authentication:

This is one of the Notes referred to in the within-mentioned Indenture:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By:
      Authorized Signatory

Dated:

                Amended and Restated 12% Senior Note

Unless otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Indenture referred to below.

29. Payment. In accordance with the provisions of that certain Pledge and Custodial Agreement, dated as of July 28, 1999 (the "Pledge and Custodial Agreement"), among MF Receivables Holding Corp., (the "Company"), Norwest Bank Minnesota, National Association, as trustee under the Indenture referred to below (in such capacity, the "Trustee"), Rothschild North America, Inc., and The Bank of New York, as collateral agent (in such capacity, the "Collateral Agent"), the Company will cause payments to be made in respect of this Amended and Restated 12% Senior Note (this "Note"), up to a maximum principal amount as indicated on the face of this Note together with interest thereon at twelve percent per annum, as, when and if received by the Collateral Agent under the Pledge and Custodial Agreement. Payments in respect of this Note will be made to the Trustee, as Paying Agent under the Indenture, for ratable distribution to the Holders of Notes in accordance with the provisions of the Indenture.

30. Method of Payment. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium, if any, on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

31. Paying Agent and Registrar. Initially, Norwest Bank Minnesota, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar.

32. Indenture. The Company issued the Notes under an Indenture dated as of January 9, 1996 (as heretofore, now or hereafter amended, supplemented, restated or otherwise modified (including, without limitation, pursuant to the terms of that certain Consent and Amendment No. 2 to Indenture and Related Documents, dated as of July 28, 1999), the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Notes are subject to all terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are secured obligations of the Company.

33. Denominations, Transfer, Exchange. The Notes are in registered form without coupons. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Payment Date.

34. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
1.

35. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

36. Defaults and Remedies. Events of Default include: (i) default for 10 days in the payment when due of principal installments, interest or Liquidated Damages on the Notes; (ii) certain cross-defaults with other obligations of the Company; and (iii) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all of the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes.

37. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

38.   Authentication.    This   Note   shall   not   be   valid   until
authenticated   by  the  manual   signature   of  the   Trustee  or  an
authenticating agent.

39. Abbreviations. Customary abbreviations may be used in the name if a Holder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

40. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon. 1.

41. Copies on Request. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                     MF Receivables Holding Corp.
                       Attention: Chief Financial Officer
                     370 17th Street, Suite 5060G
                     Denver, Colorado 80202

42. Amendment and Restatement; Substitution. This Note amends and restates in its entirety, and is issued in substitution for, that certain Amended and Restated 12% Senior Subordinated Note due 1999, dated as of August 8, 1998 (which note amended and restated a 12% Convertible Senior Subordinated Note due 2001, dated January 9, 1996), made by Monaco Finance, Inc., a Colorado corporation, to the payee hereof.